Revised: 8/30/00

                            MASTER CUSTODY AGREEMENT

                                    EXHIBIT A

The following is a list of the Investment Companies and their respective Series for which the Custodian shall serve under the Master Custody Agreement dated as of February 16, 1996.


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
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INVESTMENT COMPANY              ORGANIZATION         SERIES ---(IF APPLICABLE)
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Adjustable Rate Securities      Delaware Business    U.S. Government Adjustable Rate Mortgage Portfolio
 Portfolios                       Trust

Franklin Asset Allocation Fund  Delaware Business
                                 Trust

Franklin California Tax-Free    Maryland Corporation
 Income Fund, Inc.

Franklin California Tax-Free    Massachusetts        Franklin California Insured Tax-Free Income Fund
 Trust                           Business Trust
                                                     Franklin California Tax-Exempt Money Fund
                                                     Franklin California Intermediate-Term Tax-Free Income Fund

Franklin Custodian Funds, Inc.  Maryland Corporation Growth Series
                                                     Utilities Series
                                                     Dynatech Series
                                                     Income Series
                                                     U.S. Government Securities Series

Franklin Growth and Income     Delaware Business
                                Trust

Franklin Federal Money Fund     California
                                 Corporation

Franklin Federal Tax- Free      California
 Income Fund                     Corporation

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INVESTMENT COMPANY                  ORGANIZATION     SERIES ---(IF APPLICABLE)
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Franklin Gold & Precious        Delaware Business
 Metals Fund                     Trust

Franklin High Income Trust      Delaware Business    AGE High Income Fund
                                 Trust
Franklin Investors Securities   Massachusetts        Franklin Global Government Income Fund
 Trust                           Business Trust      Franklin Short-Intermediate U.S. Govt Securities Fund
                                                     Franklin Convertible Securities Fund
                                                     Franklin Adjustable U.S. Government Securities Fund
                                                     Franklin Equity Income Fund
                                                     Franklin Bond Fund

Franklin Managed Trust          Delaware Business    Franklin Rising Dividends Fund
                                 Trust

Franklin Money Fund             California
                                 Corporation

Franklin Municipal Securities   Delaware Business    Franklin California High Yield Municipal
 Trust                           Trust                Fund
                                                     Franklin Tennessee Municipal Bond Fund

Franklin Mutual Series Fund    Maryland Corporation  Mutual Shares Fund
                                            Inc.     Mutual Beacon Fund
                                                     Mutual Qualified Fund
                                                     Mutual Discovery Fund
                                                     Mutual European Fund
                                                     Mutual Financial Services Fund

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INVESTMENT COMPANY              ORGANIZATION         SERIES ---(IF APPLICABLE)
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Franklin New York Tax-Free      Delaware Business
 Income Fund                     Trust

Franklin New York Tax-Free      Massachusetts        Franklin New York Tax-Exempt Money Fund
 Trust                           Business Trust      Franklin New York Intermediate-Term Tax-Free Income Fund
                                                     Franklin New York Insured Tax-Free Income Fund

Franklin Real Estate            Delaware Business    Franklin Real Estate Securities Fund
 Securities Trust                Trust
Franklin Strategic Mortgage     Delaware Business
 Portfolio                       Trust

Franklin Strategic Series       Delaware Business    Franklin California Growth Fund
                                 Trust               Franklin Strategic Income Fund
                                                     Franklin MidCap Growth Fund
                                                     Franklin Global Utilities Fund
                                                     Franklin Small Cap Growth Fund
                                                     Franklin Global Health Care Fund
                                                     Franklin Natural Resources Fund
                                                     Franklin Blue Chip Fund
                                                     Franklin Biotechnology Discovery Fund
                                                     Franklin U.S. Long-Short Fund
                                                     Franklin Large Cap Growth Fund
                                                     Franklin Aggressive Growth Fund
                                                     Franklin Small Cap Growth Fund II
                                                     Franklin Technology Fund

Franklin Tax-Exempt Money Fund  California
                                 Corporation

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INVESTMENT COMPANY              ORGANIZATION         SERIES---(IF APPLICABLE)
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Franklin Tax-Free Trust         Massachusetts        Franklin Massachusetts Insured Tax-Free Income Fund
                                 Business Trust      Franklin Michigan Insured Tax-Free Income Fund
                                                     Franklin Minnesota Insured Tax-Free Income Fund
                                                     Franklin Insured Tax-Free Income Fund
                                                     Franklin Ohio Insured Tax-Free Income Fund
                                                     Franklin Puerto Rico Tax-Free Income Fund
                                                     Franklin Arizona Tax-Free Income Fund
                                                     Franklin Colorado Tax-Free Income Fund
                                                     Franklin Georgia Tax-Free Income Fund
                                                     Franklin Pennsylvania Tax-Free Income
                                                     Franklin High Yield Tax-Free Income Fund
                                                     Franklin Missouri Tax-Free Income Fund
                                                     Franklin Oregon Tax-Free Income Fund
                                                     Franklin Texas Tax-Free Income Fund
                                                     Franklin Virginia Tax-Free Income Fund
                                                     Franklin Alabama Tax-Free Income Fund
                                                     Franklin Florida Tax-Free Income Fund
                                                     Franklin Connecticut Tax-Free Income Fund
                                                     Franklin Louisiana Tax-Free Income Fund
                                                     Franklin Maryland Tax-Free Income Fund
                                                     Franklin North Carolina Tax-Free Income Fund
                                                     Franklin New Jersey Tax- Free Income Fund
                                                     Franklin Kentucky Tax-Free Income Fund
                                                     Franklin Federal Intermediate-Term Tax-Free Income Fund
                                                     Franklin Arizona Insured Tax-Free Income Fund
                                                     Franklin Florida Insured Tax-Free IncomeFund

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INVESTMENT COMPANY              ORGANIZATION         SERIES ---(IF APPLICABLE)
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Franklin Templeton Fund         Delaware Business    Franklin Templeton Conservative Target Fund
 Allocator Series                Trust               Franklin Templeton Moderate Target Fund
                                                     Franklin Templeton Growth Target Fund

Franklin Templeton Global Trust Delaware Business    Franklin Templeton Global Currency Fund
                                 Trust               Franklin Templeton Hard Currency Fund

Franklin Templeton              Delaware Business    Templeton Pacific Growth Fund
 International Trust             Trust               Templeton Foreign Smaller Companies Fund

Franklin Templeton Money Fund   Delaware Business    Franklin Templeton Money Trust
Franklin Value Investors Trust  Massachusetts        Franklin Balance Sheet Investment Fund
                                 Business Trust      Franklin MicroCap Value Fund
                                                     Franklin Value Fund
                                                     Franklin Large Cap Value Fund

Franklin Templeton Variable     Massachusetts        Franklin Money Market Fund
 Insurance Products Trust        Business Trust      Franklin Growth and Income Fund
                                                     Franklin Natural Resources Securities Fund
                                                     Franklin Real Estate Fund
                                                     Franklin Global Communications Securities Fund
                                                     Franklin High Income Fund
                                                     Templeton Global Income Securities Fund
                                                     Franklin Income Securities Fund
                                                     Franklin U.S. Government Fund
                                                     Franklin Zero Coupon Fund - 2000
                                                     Franklin Zero Coupon Fund - 2005
                                                     Franklin Zero Coupon Fund - 2010
                                                     Franklin Rising Dividends Securities Fund

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INVESTMENT COMPANY              ORGANIZATION         SERIES ---(IF APPLICABLE)
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Franklin Templeton Variable     Massachusetts        Templeton Pacific Growth Securities Fund
 Insurance Products Trust        Business Trust      Templeton InternationalSecurities Fund
 (cont.)                                             Templeton Developing Markets Securities Fund
                                                     Templeton Growth Securities Fund
                                                     Templeton Asset Strategy Fund
                                                     Franklin Small Cap Fund
                                                     Franklin Large Cap Growth Securities Fund
                                                     Templeton International Smaller Companies Fund
                                                     Mutual Discovery Securities Fund
                                                     Mutual Shares Securities Fund
                                                     Franklin Global Health Care Securities Fund
                                                     Franklin Value Securities Fund
                                                     Franklin Aggressive Growth Securities Fund
                                                     Franklin S&P 500 Index Fund
                                                     Franklin Strategic Income Securities Fund
                                                     Franklin Technology Securities Fund

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Institutional Fiduciary Trust   Massachusetts        Money Market Portfolio
                                 Business Trust      Franklin U.S. Government Securities Money Market Portfolio
                                                     Franklin Cash Reserves Fund

The Money Market Portfolios     Delaware Business    The Money Market Portfolio
                                 Trust               The U.S. Government Securities Money Market Portfolio

Templeton Variable Products                          Franklin Growth Investments Fund
Series Fund                                          Mutual Shares Investments Fund
                                                     Mutual Discovery Investments Fund
                                                     Franklin Small Cap Investments Fund

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INVESTMENT COMPANY              ORGANIZATION                 SERIES---(IF APPLICABLE)

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Franklin Floating Rate Master   Delaware Business    Franklin Floating Rate Trust
                                    Trust            Franklin Master Series Trust
                                   Trust
CLOSED END FUNDS:

Franklin Multi-Income Trust     Massachusetts
                                 Business Trust

Franklin Universal Trust        Massachusetts
                                 Business Trust

Franklin Floating Rate Trust    Delaware Business
                                 Trust

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Revised: 8/30/00
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